FAIR VALUE MEASUREMENTS	3 Months Ended	12 Months Ended
	May. 31, 2015	Feb. 28, 2015
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

The recorded value of certain financial assets and liabilities, which consist primarily of cash and cash equivalents, receivables, accounts payable and accrued expenses approximate the fair value at May 31 and February 28, 2015 based upon the short-term nature of the assets and liabilities.

The following table sets forth the changes in the estimated fair value for our Level 3 classified derivative warrant liability:

May 31, 2015
Fair value at the beginning of period:	$273,000
Change in fair value:	(136,500)
Fair value at end of period:	$136,500

The Series B warrants contain an adjustment clause affecting the exercise price of the Series B warrants, which may be reduced if the Company issues shares of common stock or convertible securities at a price below the then-current exercise price of the Series B warrants. As a result, we determined that the Series B warrants were not indexed to the Company’s common stock and therefore should be recorded as a derivative liability.

The Series B Warrants were measured at fair value on the issuance date using a Monte Carlo simulation and will be re-measured to fair value at each balance sheet date, and any resultant changes in fair value will be recorded in earnings. The Monte Carlo simulation as of May 31 and February, 2015 used the following assumptions: (1) a stock price of $0.35 and $0.70, respectively; (2) a risk free rate of 1.49% and 1.50%, respectively; (3) an expected volatility of 125% and (4) a fundraising event to occur on September 30, 2015 that would result in the issuance of additional common stock.

The recorded value of certain financial assets and liabilities, which consist primarily of cash and cash equivalents, receivables, and accounts payable, accrued expenses and the convertible notes other than the Amended 2013 Notes, approximate the fair value at February 28, 2015 and 2014 based upon the short-term nature of the assets and liabilities.

As of February 28, 2014, the Amended 2013 Notes had a carrying value of $1,320,689, which approximated its fair value based on Level 2 inputs.

The following table sets forth the changes in the estimated fair value for our Level 3 classified derivative warrant liability:

	February 28, 2015	February 28, 2014
Fair value at the beginning of the year:	$-	$-
Issuance of derivative warrant liability (Series B Warrants):	154,700	-
Change in fair value:	118,300	-
Fair value at end of the year:	$273,000	$-

The Series B Warrants were measured at fair value on the issuance date using a Monte Carlo simulation and will be re-measured to fair value at each balance sheet date, and any resultant changes in fair value will be recorded in earnings. The Monte Carlo simulation as of December 31, 2014 used the following assumptions: (1) a stock price of $0.40; (2) a risk free rate of 1.65%; (3) an expected volatility of 123% and (4) a fundraising event to occur on September 30, 2015 that would result in the issuance of additional common stock. The Monte Carlo simulation as of February 28, 2015, used the following assumptions: (1) a stock price of $0.70; (2) a risk free rate of 1.50%; (3) an expected volatility of 125% (4) a fundraising event to occur on September 30, 2015 that would result in the issuance of additional common stock.